UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	January 29, 2009
Whiting Petroleum Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515

(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)
1700 Broadway, Suite 2300, Denver, Colorado 80290-2300
(Address of principal executive offices, including ZIP code)
(303) 837-1661
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 8.01.	Other Events.
     On January 29, 2009, Whiting Petroleum Corporation (the “Company”) entered into a purchase agreement (the “Purchase Agreement”) by and among the Company and the underwriters named therein (collectively, the “Underwriters”). Pursuant to the Purchase Agreement, the Company agreed to sell and the Underwriters agreed to purchase for resale to the public (the “Public Offering”), subject to the terms and conditions expressed therein, 8,000,000 shares of the Company’s common stock at a price per share of $29.00 to the public, less an underwriting discount of $1.16 per share. The Underwriters also have an option to purchase up to 1,200,000 additional shares of the Company’s common stock at the same price per share to cover any over-allotments. The Public Offering is expected to close on February 4, 2009. The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed herewith as Exhibit 1.1 and is incorporated herein by reference.
     The common stock to be sold pursuant to the Purchase Agreement was registered pursuant to an effective shelf Registration Statement on Form S-3 (Registration No. 333-133889) that the Company filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended.
     On January 29, 2009, the Company also issued a press release announcing the pricing of the Public Offering. The Company is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated by reference herein.
     In connection with the Company filing with the Securities and Exchange Commission a definitive prospectus supplement, dated January 29, 2009, and prospectus, dated May 8, 2006, relating to the Public Offering described above, the Company is filing as exhibits to this Current Report an opinion and consent of Foley & Lardner LLP, legal counsel to the Company, issued to the Company as to the validity of the shares of common stock being offered in the Public Offering.

Item 9.01.	Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:
(1.1)	Purchase Agreement, dated January 29, 2009, by and among Whiting Petroleum Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein.

(5.1)	Opinion of Foley & Lardner LLP, dated January 29, 2009.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit 5.1 hereto).

(99.1)	Press Release of Whiting Petroleum Corporation dated January 29, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION
Date: January 29, 2009	By:	/s/ James J. Volker
James J. Volker
Chairman, President and Chief Executive Officer

WHITING PETROLEUM CORPORATION
FORM 8-K
EXHIBIT INDEX

Exhibit
Number	Description

(1.1)
Purchase Agreement, dated January 29, 2009, by and among Whiting Petroleum Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein.

(5.1)	Opinion of Foley & Lardner LLP, dated January 29, 2009.

(23.1)	Consent of Foley & Lardner LLP (contained in Exhibit 5.1 hereto).

(99.1)	Press Release of Whiting Petroleum Corporation dated January 29, 2009.